THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS AS DEFINED IN REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

GOLDEN CENTURY RESOURCES LIMITED

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT FOR SHARES

-- TO BE USED BY NON-U.S. RESIDENTS ONLY --

To: **GOLDEN CENTURY RESOURCES LIMITED (the "Company")**

Re: Purchase and Sale of Shares of the Company

Dated For Reference: NOVEMBER 29, 2010

Subject to the terms and conditions of this Subscription Agreement, the undersigned (the "**Subscriber**") hereby irrevocably subscribes for and agrees to purchase from the Company, that number of Shares of the common stock of the Company set out on page 2 hereof at a price of $1.00 per share. The Subscriber's purchase of the Shares (as defined below) is subject to the terms and conditions set forth in the sections entitled "Terms" and "General Provisions" hereto. The Terms and the General Provisions, together with all schedules attached hereto, shall be deemed to form a part of this subscription agreement (the "**Subscription Agreement**.")

The Subscriber and the Company hereby agree that the purchase of the Shares and the Offering have been conducted on the terms and conditions specified in the Terms and the General Provisions below. The Subscriber hereby makes, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, the acknowledgments, representations and warranties set out in the Terms, the General Provisions and the Schedules hereto and agrees that the Company can rely on such acknowledgments, representations and warranties should this Subscription Agreement be accepted.

INSTRUCTIONS FOR COMPLETING THIS SUBSCRIPTION PRIOR TO DELIVERY TO THE COMPANY

1. The Subscriber must complete the information required on pages 1 to 3 hereto.

2. If the Subscriber is investing less than CDN$150,000, he must complete **Schedule "A" – "Accredited Investor Questionnaire"**;

3. Each Subscriber must return this completed subscription and Schedule "A" in pdf format to Golden Century Resources Limited to david@golden-century.com or fax to (302) 295-4801 along with proof of payment of the Subscription Funds for the Shares by wire, pursuant to the wire instructions in the Terms, check, certified check or money order. Checks, certified checks or money orders should be made payable to "Golden Century Resources Limited".

SUBSCRIPTION AMOUNTS

No. of Shares to be purchased at **$1.00** each 200,000 shares

Total Subscription Funds for the Shares $ 200,000 ("Subscription Funds")

Dated this NOV day of 29, 2010.

REGISTRATION AND DELIVERY

Alive Gold Limited
(Name of Subscriber – please print)

By: Director
(Official Capacity or Title – please print)

Authorized Signature

Calvin Chan
Please print name of individual whose signature appears above if different than the name of the Subscriber printed above

Flat C, 18/ Floor, Tower1 Neptune Terrace
Subscriber's Address

Maicalvinchan@gmail.com
Subscriber's E-mail Address

R633301(a)
Subscriber's Permanent Resident Card Number

852-64234169
(Telephone Number)

(Facsimile Number)

Details of Beneficial Subscriber (If Not Same as Subscriber)

(Name – please print)

(if space is inadequate, please attach a schedule containing the necessary information.

Beneficial Subscriber's Address

Registration Instructions

~~Alive~~ Alive Gold Limited
Name

Account Reference, if applicable

Address

Delivery Instructions

Alive Gold Limited
Name

Account Reference, if applicable

Calvin Chan
Contact Name

Address

852-69234169
(Telephone Number)

(Facsimile Number)

INFORMATION REGARDING THE SUBSCRIBER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1. **Security Holdings.** The Subscriber and all persons acting jointly and in concert with the Subscriber own, directly or indirectly, or exercises control or direction over (provide additional detail as applicable):

☐ _______________ common shares of the Company and/or the following other kinds of shares and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Subscriber to acquire additional common shares or other kinds of shares of the Company:
____
____

☐ No shares of the Company or securities convertible into shares of the Company.

2. **Insider Status.** The Subscriber either:

☐ Is an "Insider" of the Company as by virtue of being:
  (a) a director or senior officer of the Company;
  (b) a director or senior officer of a company that is an Insider or subsidiary of the Company; or,
  (c) a person that beneficially owns or controls, directly or indirectly, voting shares of the Company carrying more than 10% of the voting rights attached to all the Company's outstanding voting shares;

☒ Is not an Insider of the Company.

Execution by the Subscriber above shall constitute an irrevocable offer and agreement by the Subscriber to subscribe for the securities described herein on the terms and conditions herein set out. The Company shall be entitled to rely on the delivery of an electronic or facsimile copy of this subscription, and acceptance by the Company of such facsimile subscription shall be legally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms and conditions hereof.

The Shares will be subject to a hold period under Applicable Legislation and the certificates evidencing the Shares will bear a legend to that effect, as applicable. Consequently, the Shares may only be resold during such period in accordance with appropriate statutory exemptions from the prospectus and registration requirements of Applicable Legislation or if appropriate consents or discretionary orders have been obtained. The Subscriber is advised to consult its own legal advisors in this regard.

ACCEPTANCE

This subscription is accepted and agreed to by the Company as of the 29 day of NOVEMBER, 2010.	)))))	**GOLDEN CENTURY RESOURCES LIMITED** Per: ______________ Authorized Signatory

By signing the Acceptance, the Company agrees to be bound by the Terms on pages 14 to 17, the General Provisions on pages 3 to 13 and the other Schedules.

GENERAL PROVISIONS

1. DEFINITIONS

1.1 In this Subscription Agreement (including the first (cover) page, the Terms on pages 14 to 17, the General Provisions on pages 3 to 13 hereto and the Schedules), the following words have the following meanings unless otherwise indicated:

(a) **"1933 Act"** means the United States *Securities Act of 1933*, as amended;

(b) **"Applicable Legislation"** means the securities legislation applicable to the Company and the sale or resale of its securities and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(c) **"B.C. Act"** means the Securities Act of British Columbia, Canada.

(d) **"Closing"** means the completion of the sale and purchase of the Shares and payment for the Shares in accordance with the terms and conditions of this Subscription Agreement;